                                                                       Exhibit 4

COMMON STOCK                  [Logo of Channell]       COMMON STOCK
- ------------                                           ------------
   NUMBER

CC-

PAR VALUE $.01                                         PAR VALUE $.01

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS                 CUSIP 159186 10 5





          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

         ==============CHANNELL COMMERCIAL CORPORATION===============

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
    This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.



DATED:

Countersigned and Registered:
           BOSTON EQUISERVE L.P.            [SEAL]
                    Transfer Agent and Registrar

By:                            /s/ Gary W. Baker  /s/ William H. Channell, Jr.
         AUTHORIZED SIGNATURE        TREASURER            PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

UNIF GIFT MIN ACT - ____________Custodian_______________
                      (Cust)                (Minor)

                    under Uniform Gifts to Minors Act

                    ------------------------------------
                                 (State)

    Additional abbreviations may also be used though not in the above list.

For Value received,_________________hereby sells, assigns and transfers unto

  PLEASE INSERT SOCIAL SECURITY
  OR OTHER IDENTIFYING NUMBER
- ------------------------------

_______________________________________________________________________________

_______________________________________________________________________________
                    (PLEASE PRINT OR TYPE NAME AND ADDRESS)

_______________________________________________________________________________
________________________________________________________________________ Shares
of the Common Stock represented by this Certificate, and hereby irrevocably constitutes and appoints

______________________________________________________________________ Attorney
to transfer this Certificate on the books of the Company with full power of substitution in the premises.


Dated:____________________________  ___________________________________________
                                    NOTICE The signature to this Assignment must
                                           correspond with the name as written
                                           upon the face of this Certificate in
                                           every particular without alteration
                                           or enlargement or any change
                                           whatsoever.


SIGNATURE(S) GUARANTEED



___________________________________
NOTICE The signature(s) should be
       guaranteed by an eligible
       guarantor institution,
       (Banks, Stockbrokers
       Savings and Loan Associations
       and Credit Unions) with
       membership in an approved
       signature guarantee
       medallion program pursuant
       to S.E.C. Rule 17Ad-15.